UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Evofem Biosciences, Inc. (the “Company”) received a written notice (the “OTC Notice”), dated August 28, 2024, from the OTC Markets Group (“OTC”) notifying the Company that, because the closing bid price for the Company’s common stock was below $0.01 per share for 30 consecutive trading days, the Company is not currently in compliance with the minimum bid price requirement for continued listing on OTCQB Venture Market (“OTCQB”), as set forth in the OTCQB listing standards, section 2.3 (the “Minimum Bid Price Requirement”).

The OTC Notice has no immediate effect on the listing of the Company’s common stock on OTCQB, and, therefore, the Company’s listing remains fully effective.

In accordance with OTCQB Listing Standards, Section 4.1 the Company has a compliance period of 90 calendar days, or until November 26, 2024, to regain compliance with the Minimum Bid Price Requirement. Compliance may be achieved if the Company’s bid price is equal to or greater than $0.01 for ten consecutive trading days at any time during the 90-day compliance period, in which case OTC will notify the Company of its compliance and the matter will be closed.

If the Company does not regain compliance with the Minimum Bid Price Requirement by November 26, 2024, OTC will provide written notification to the Company that its common stock will be removed from OTCQB.

The Company intends to continue actively monitoring the closing bid price for the Company’s common stock between now and November 26, 2024, and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement. There can be no assurance that the Company will be successful in maintaining the listing of its common stock on the OTCQB.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will regain compliance with the Minimum Bid Requirement during the relevant compliance period or in the future, or otherwise meet OTCQB compliance standards thereafter. The forward-looking statements contained in this Current Report on Form 8-K (this “Report”) speak only as of the date of this Report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: August 30, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer